Horizon Air – Capacity Changes
822
509
3,469
3,783
2,956
2,810
205
0
1,000
2,000
3,000
4,000
2006 2007 2008 48 Q400s
Horizon also has options to acquire 20 Q400 aircraft.  In its earnings call with analysts on April 24, 2008, management stated that it would consider exercising options for additional aircraft if the expected returns on those aircraft met Air Group’s goals for return on invested capital.
Available Seat Miles
Potential flying performed
by Alaska or a third party in
existing Horizon markets
22%
16%
Frontier contract flying
operated by Horizon
Native network
operated by Horizon
3,632
3,978
3,161
3,783
Exhibit 99.1